TherapeuticsMD, Inc. - 10-Q

Exhibit 10.2

Execution Version

amendment No. 1 to CREDIT AND SECURITY AGREEMENT

This AMENDMENT NO. 1 TO CREDIT AND SECURITY AGREEMENT (this “Agreement”) is made as of July 30, 2018, by and among therapeuticsmd, INC., a Nevada corporation (“TherapeuticsMD”), each of its direct and indirect Subsidiaries set forth on the signature pages hereto, MIDCAP FINANCIAL TRUST, a Delaware statutory trust, as Agent (in such capacity, together with its successors and assigns, “Agent”) and the other financial institutions or other entities from time to time parties to the Credit Agreement referenced below, each as a Lender.

RECITALS

A.          Agent, Lenders and Borrowers have entered into that certain Credit and Security Agreement, dated as of May 1, 2018 (as amended, modified, supplemented and restated prior to the date hereof, the “Original Credit Agreement” and as the same is amended hereby and as it may be further amended, modified, supplemented and restated from time to time, the “Credit Agreement”), pursuant to which the Lenders have agreed to make certain advances of money and to extend certain financial accommodations to Borrowers in the amounts and manner set forth in the Credit Agreement.

B.          Borrowers desire to consummate an Acquisition by entering into that certain License Agreement, dated on or about July 30, 2018 and attached hereto as Exhibit A (the “Council License Agreement” as the same may be amended, modified, supplemented and restated from time to time in accordance with the terms of the Financing Documents), with the Population Council, Inc. (“Council”) including the exhibits and schedules thereto, and all other agreements, documents and instruments executed and delivered pursuant thereto or in connection therewith (together with the Council License Agreement, the “Council License Agreement Documents”).

C.          Pursuant to Section 5.7 of the Credit Agreement, no Borrower shall acquire any assets other than in the Ordinary Course of Business and other than Permitted Acquisitions.

D.          Borrowers have requested, and Agent and Lenders constituting at least the Required Lenders have agreed, to amend certain provisions of the Original Credit Agreement to permit TherapeuticsMD’s entry into the Council License Agreement, in each case, in accordance with the terms and subject to the conditions set forth herein and in the other Financing Documents.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent, Lenders and Borrowers hereby agree as follows:

1.           Recitals. This Agreement shall constitute a Financing Document and the Recitals and each reference to the Credit Agreement, unless otherwise expressly noted, will be deemed to reference the Credit Agreement as amended hereby. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (including those capitalized terms used in the Recitals hereto).

2.           Amendments to Original Credit Agreement. Subject to the satisfaction of the conditions to effectiveness set forth in Section 5 below, the Original Credit Agreement is hereby amended as follows:

MidCap / TherapeuticsMD / Amendment No. 1 to Credit Agreement

(a)          Section 1.1 of the Original Credit Agreement is hereby amended by replacing the definition of “Material Contracts” in its entirety with the following definition:

“Material Contracts” means (a) the Operative Documents, (b) the agreements listed on Schedule 3.17, (c), the Council License Agreement and (d) each agreement or contract to which a Credit Party or its Subsidiaries is a party the termination of which could reasonably be expected to result in a Material Adverse Effect.

(b)         Section 1.1 of the Original Credit Agreement is hereby amended by replacing clause (j) in the definition of “Permitted Acquisition” with the following:

“(j) the sum of all cash amounts paid or payable in connection with all Permitted Acquisitions (including all Debt, liabilities and Contingent Obligations (in each case to the extent otherwise permitted hereunder) incurred or assumed and the maximum amount of any earn-out or comparable payment obligation in connection therewith, regardless of when due or payable and whether or not reflected on a consolidated balance sheet of Borrowers) shall not exceed (i) $10,000,000 in the aggregate for any calendar year or (ii) $50,000,000 in the aggregate during the term of this Agreement; provided that the foregoing shall not prohibit or limit any Equity Interests of TherapeuticsMD (other than Disqualified Stock) issued by a Borrower as consideration; provided further that the caps set forth in each of clause (i) and (ii) shall not apply to amounts paid in connection with the Council Acquisition; and”

(c)          Section 1.1 of the Original Credit Agreement is hereby amended by adding the following phrase to the beginning of clause (k) in the definition of “Permitted Acquisition”:

“except with respect to the Council Acquisition,”

(d)          The definition of “Permitted Debt” in Section 1.1 of the Original Credit Agreement is hereby amended by:

(i)          adding the following new clause (l)

“(l) All Debt of TherapeuticsMD pursuant to terms of the Council License Agreement; and”; and

(ii)         renumbering existing clause (l) as new clause (m).

(e)          Section 1.1 of the Original Credit Agreement is hereby amended by adding the following definition in the appropriate alphabetical order therein:

“Council Acquisition” means the Acquisition made pursuant to and in accordance with the Council License Documents and in accordance with the terms of the Financing Documents.

“Council License Agreement” has the meaning given it the First Amendment.

“Council License Agreement Documents” has the meaning set forth in the First Amendment.

“First Amendment” means that certain Amendment No. 1 to Credit and Security Agreement, dated as of July 30, 2018, among Borrower, Agent and Lenders.

(f)           Schedule 4.15 to the Credit Agreement is hereby supplemented by the supplement attached hereto as Exhibit B.

MidCap / TherapeuticsMD / Amendment No. 1 to Credit Agreement

3.            Representations and Warranties; Reaffirmation of Security Interest.

(a)           Each Borrower hereby confirms that each of the representations and warranties set forth in the Credit Agreement is true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) with respect to such Borrower as of the date hereof except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct in all material respects as of such earlier date (without duplication of any materiality qualifier in the text of such representation or warranty). Each Borrower confirms and agrees that all security interests and Liens granted to Agent continue in full force and effect, and that all Collateral remains free and clear of any Liens, other than Permitted Liens. Nothing herein is intended to impair or limit the validity, priority or extent of Agent’s security interests in and Liens on the Collateral. Each Borrower acknowledges and agrees that the Credit Agreement, the other Financing Documents and this Agreement constitute the legal, valid and binding obligation of such Borrower, and are enforceable against such Borrower in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.

(b)           Each Borrower confirms and agrees that the Council License Agreement does not constitute Excluded Property.

4.           Collateral Assignment.

(a)           For the purpose of securing the Obligations, each Borrower hereby collaterally assigns and transfers to Agent, for its benefit and the benefit of the Lenders, and grants a security interest to Agent, for its benefit and the benefit of the Lenders (as collateral security for the performance and payment in full of all Obligations (other than contingent indemnification obligations for which no claim has been made)), in, all right, title and interest of such Borrower in, to and under: (a) each of the Council License Agreement Documents including but not limited to, any and all rights of enforcement with respect to any breach by any party to the License Agreement, including any rights of indemnification, reservations of rights, assignments of warranties, whenever arising or coming into existence, termination rights, and such Borrower’s right to payments under and its right to receive payments or other amounts from any party pursuant to or in connection with the Council License Agreement Documents, and (b) all proceeds of the foregoing.

(b)           Without limiting any right or remedy of Agent or Lenders under the Financing Documents or any applicable law or at equity, upon the occurrence and during the continuance of an Event of Default, Agent may enforce, either in its own name or in the name of any Borrower, all rights of such Borrower under the Council License Agreement Documents in accordance with the terms thereof, and may do any and all things necessary, convenient or proper to fully and completely effectuate the collateral assignment of the rights of such Borrower under the Council License Agreement Documents pursuant hereto.

(c)           Notwithstanding the foregoing, each Borrower expressly agrees that it shall remain liable under the Council License Agreement Documents to perform all of the conditions and obligations provided therein to be observed and performed by it, and neither the assignment pursuant to this Section 5 nor any action taken hereunder, shall cause Agent or any of the Lenders to be under any obligation or liability in any respect to any party to the Council License Agreement Documents including, without limitation, such Borrower, for the performance or observance of any of the representations, warranties, conditions, covenants, agreements or terms of the Council License Agreement Documents.

MidCap / TherapeuticsMD / Amendment No. 1 to Credit Agreement

5.           Conditions to Effectiveness. This Agreement shall become effective as of the date on which each of the following conditions has been satisfied (or waived in writing by the Agent and the Lenders), as determined by Agent in its sole discretion:

(a)           Borrowers and Lenders shall each have delivered to Agent this Agreement, executed by an authorized officer of each such Person;

(b)           Agent shall have received a fully executed copy of the Council License Agreement and all other material Council License Agreement Documents executed on or prior to the date hereof;

(c)           with respect to the Acquisition contemplated by the Council License Agreement Documents, all conditions set forth in the definition of “Permitted Acquisition” (as amended by this Agreement) of the Credit Agreement shall be satisfied in accordance with their terms;

(d)          all representations and warranties of Borrowers contained herein shall be true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) as of the date hereof except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct in all material respects as of such earlier date (without duplication of any materiality qualifier in the text of such representation or warranty) (and such parties’ delivery of their respective signatures hereto shall be deemed to be its certification thereof);

(e)           prior to and after giving effect to the agreements set forth herein, no Default or Event of Default shall exist under any of the Financing Documents; and

(f)            Borrowers shall have delivered such other documents, information, certificates, records, permits, and filings as the Agent may reasonably request in connection with this Agreement, the Council License Agreement Documents and the transactions contemplated thereby.

6.           Post-Closing Covenant. By the date that is thirty (30) days after the date of this Agreement, Borrower shall have provided Agent with evidence satisfactory to Agent that Borrower has received net cash proceeds of at least $75,000,000 (subject, in each case to no clawback, escrow or other terms limiting Borrower’s ability to freely use such proceeds) from the issuance of Equity Interests (other than Disqualified Stock) of TherapeuticsMD following the date of this Agreement. Borrower’s failure to complete the obligation set forth in the previous sentence on or before the date indicated above shall constitute an immediate and automatic Event of Default.

7.           Release. In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower, voluntarily, knowingly, unconditionally and irrevocably, with specific and express intent, for and on behalf of itself and all of its respective parents, subsidiaries, affiliates, members, managers, predecessors, successors, and assigns, and each of their respective current and former directors, officers, shareholders, agents, and employees, and each of their respective predecessors, successors, heirs, and assigns (individually and collectively, the “Releasing Parties”) does hereby fully and completely release, acquit and forever discharge each of Agent, Lenders, and each their respective parents, subsidiaries, affiliates, members, managers, shareholders, directors, officers and employees, and each of their respective predecessors, successors, heirs, and assigns (individually and collectively, the “Released Parties”), of and from any and all actions, causes of action, suits, debts, disputes, damages, claims, obligations, liabilities, costs, expenses and demands of any kind whatsoever, at law or in equity, whether matured or unmatured, liquidated or unliquidated, vested or contingent, choate or inchoate, known or unknown that the Releasing Parties (or any of them) has against the Released Parties or any of them (whether directly or indirectly) based in whole or in part on facts, whether or not now known, existing on or before the date hereof. Each Borrower acknowledges that the foregoing release is a material inducement to Agent’s and each Lender’s decision to enter into this Agreement and agree to the modifications contemplated hereunder, and has been relied upon by Agent and Lenders in connection therewith.

MidCap / TherapeuticsMD / Amendment No. 1 to Credit Agreement

8.           No Waiver or Novation. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided in this Agreement, operate as a waiver of any right, power or remedy of Agent, nor constitute a waiver of any provision of the Credit Agreement, the Financing Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing. Nothing herein is intended or shall be construed as a waiver of any existing Defaults or Events of Default under the Credit Agreement or the other Financing Documents or any of Agent’s rights and remedies in respect of such Defaults or Events of Default. This Agreement (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Credit Agreement.

9.           Affirmation. Except as specifically amended pursuant to the terms hereof, each Borrower hereby acknowledges and agrees that the Credit Agreement and all other Financing Documents (and all covenants, terms, conditions and agreements therein) shall remain in full force and effect, and are hereby ratified and confirmed in all respects by such Borrower. Each Borrower covenants and agrees to comply with all of the terms, covenants and conditions of the Credit Agreement and the Financing Documents, notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on Agent’s or any Lender’s part which might otherwise constitute or be construed as a waiver of or amendment to such terms, covenants and conditions.

10.         Miscellaneous.

(a)           Reference to the Effect on the Credit Agreement. Upon the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of similar import shall mean and be a reference to the Credit Agreement, as amended by this Agreement.

(b)           Incorporation of Credit Agreement Provisions. The provisions contained in Section 11.6 (Indemnification) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.

(c)           THIS AGREEMENT AND ALL DISPUTES AND OTHER MATTERS RELATING HERETO OR THERETO OR ARISING THEREFROM (WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE), SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW).

(d)           EACH BORROWER HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN THE STATE OF NEW YORK IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN AND IRREVOCABLY AGREES THAT, SUBJECT TO AGENT’S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE LITIGATED IN SUCH COURTS. EACH BORROWER EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS. EACH BORROWER HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON SUCH BORROWER BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO SUCH BORROWER AT THE ADDRESS SET FORTH IN THIS AGREEMENT AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.

MidCap / TherapeuticsMD / Amendment No. 1 to Credit Agreement

(e)           EACH BORROWER, AGENT AND THE LENDERS HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. EACH BORROWER, AGENT AND EACH LENDER ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH BORROWER, AGENT AND EACH LENDER WARRANTS AND REPRESENTS THAT IT HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

(f)            Headings. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

(g)           Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by facsimile or by electronic mail delivery of an electronic version (e.g., .pdf or .tif file) of an executed signature page shall be effective as delivery of an original executed counterpart hereof and shall bind the parties hereto.

(h)           Entire Agreement. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

(i)            Severability. In case any provision of or obligation under this Agreement shall be invalid, illegal or unenforceable in any applicable jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(j)            Successors/Assigns. This Agreement shall bind, and the rights hereunder shall inure to, the respective successors and assigns of the parties hereto, subject to the provisions of the Credit Agreement and the other Financing Documents.

[SIGNATURES APPEAR ON FOLLOWING PAGES]

MidCap / TherapeuticsMD / Amendment No. 1 to Credit Agreement

IN WITNESS WHEREOF, intending to be legally bound, the undersigned have executed this Agreement as of the day and year first hereinabove set forth.

AGENT:	MIDCAP FINANCIAL TRUST

	By:	Apollo Capital Management, L.P., its investment manager

	By:	Apollo Capital Management GP, LLC, its general partner

By:	/s/ Maurice Amsellem
Name:	Maurice Amsellem
Title:	Authorized Signatory

MidCap / TherapeuticsMD / Amendment No. 1 to Credit Agreement

LENDER:	MIDCAP FINANCIAL TRUST

	By:	Apollo Capital Management, L.P., its investment manager

	By:	Apollo Capital Management GP, LLC, its general partner

By:	/s/ Maurice Amsellem
Name:	Maurice Amsellem
Title:	Authorized Signatory

MidCap / TherapeuticsMD / Amendment No. 1 to Credit Agreement

LENDER:	MIDCAP FUNDING H TRUST

	By:	Apollo Capital Management, L.P., its investment manager

	By:	Apollo Capital Management GP, LLC, its general partner

		By:	/s/ Maurice Amsellem
		Name:	Maurice Amsellem
		Title:	Authorized Signatory

MidCap / TherapeuticsMD / Amendment No. 1 to Credit Agreement

LENDER:	MIDCAP FUNDING XIII TRUST

	By:	Apollo Capital Management, L.P., its investment manager

	By:	Apollo Capital Management GP, LLC, its general partner

By:	/s/ Maurice Amsellem
Name:	Maurice Amsellem
Title:	Authorized Signatory

MidCap / TherapeuticsMD / Amendment No. 1 to Credit Agreement

LENDER:	ELM 2016-1 TRUST

	By:	MidCap Financial Services Capital Management, LLC, as Servicer

By:	/s/ John O’Dea
Name:	John O’Dea
Title:	Authorized Signatory

MidCap / TherapeuticsMD / Amendment No. 1 to Credit Agreement

LENDER:	APOLLO INVESTMENT CORPORATION

	By:	Apollo Investment Management, L.P., as Advisor

	By:	ACC Management, LLC, as its General Partner

	By:	Trevor Powell
	Name:	Trevor Powell
	Title:	Authorized Signatory

MidCap / TherapeuticsMD / Amendment No. 1 to Credit Agreement

LENDER:	CION INVESTMENT CORPORATION

	By:	/s/ Gregg Bresner
	Name:	Gregg Bresner
	Title:	Chief Investment Officer

MidCap / TherapeuticsMD / Amendment No. 1 to Credit Agreement

LENDER:	33rd STREET FUNDING, LLC

	By:	/s/ Gregg Bresner
	Name:	Gregg Bresner
	Title:	Chief Investment Officer

MidCap / TherapeuticsMD / Amendment No. 1 to Credit Agreement

LENDER:	FLEXPOINT MCLS SPV LLC

	By:	/s/ David Edelman
	Name:	David Edelman
	Title:	Vice President

MidCap / TherapeuticsMD / Amendment No. 1 to Credit Agreement

BORROWERS:	THERAPEUTICSMD, INC.

	By:	/s/ Daniel Cartwright
	Name:	Daniel Cartwright
	Title:	Chief Financial Officer

VITAMEDMD LLC

	By:	/s/ Daniel Cartwright
	Name:	Daniel Cartwright
	Title:	Chief Financial Officer

BOCAGREENMD, INC.

	By:	/s/ Daniel Cartwright
	Name:	Daniel Cartwright
	Title:	Chief Financial Officer

VITACARE PRESCRIPTION SERVICES, INC.

	By:	/s/ Daniel Cartwright
	Name:	Daniel Cartwright
	Title:	Chief Financial Officer

MidCap / TherapeuticsMD / Amendment No. 1 to Credit Agreement